UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

	FORM	8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

December 13, 2023
Date of Report (Date of Earliest Event Reported)

HEWLETT PACKARD ENTERPRISE COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-37483		47-3298624
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

1701 East Mossy Oaks Road,	Spring,	TX	77389
(Address of principal executive offices)			(Zip code)

(678)	259-9860
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	HPE	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On December 13, 2023, the Board of Directors (the “Board”) of Hewlett Packard Enterprise Company (“HPE” or the “Company”) appointed Marie Myers to serve as HPE's Executive Vice President and Chief Financial Officer, effective as of January 15, 2024 (the “Effective Date”). In this capacity, Ms. Myers will also serve as the Company's Principal Financial Officer as of the Effective Date.

Jeremy K. Cox will continue to serve as Interim Chief Financial Officer and Principal Financial Officer of HPE until the Effective Date, after which, he will continue to serve as HPE's Senior Vice President, Corporate Controller, Chief Tax Officer and Principal Accounting Officer.

Ms. Myers, 55, has served as the Chief Financial Officer of HP Inc. (“HP”), a global information technology company, since February 2021, where she leads the company's finance organization and has been responsible for all aspects of financial operations. Previously, she served in numerous other leadership positions at HP: Interim Chief Financial Officer from October 2020 to February 2021, Chief Transformation Officer from June 2020 to February 2021, and Chief Digital Officer from March 2020 to October 2020. Prior to that, she served as Chief Financial Officer of UiPath, Inc., a robotic process automation company, from December 2018 to December 2019. From December 2015 to December 2018, Ms. Myers served as Global Controller of HP, and prior to that, she held numerous positions within the audit and finance organizations of HP beginning in 2002.

There are no arrangements or understandings between Ms. Myers and any other persons pursuant to which she will become HPE’s Chief Financial Officer. There is no family relationship between Ms. Myers and any director, executive officer, or person nominated or chosen by HPE to become a director or executive officer at HPE. HPE has not entered into any transactions with Ms. Myers that would require disclosure pursuant to Item 404(a) of Regulation S-K under the Exchange Act.

In connection with the appointment of Ms. Myers as Executive Vice President and Chief Financial Officer of HPE, the Company and Ms. Myers have entered into a compensation arrangement providing (i) an initial annual base salary of $850,000; (ii) an annual bonus opportunity with a target of 150% of base salary, up to a maximum of 200% of the target bonus; (iii) a performance-based restricted stock unit grant to be made shortly after the Effective Date that will vest 50% after two years and 50% after three years, subject to continued service and the Company's achievement of predetermined goals related to non-GAAP net income, subject further to a multiplier based on the Company's achievement of relative total shareholder return performance against the S&P 500 constituents, and with a target value of $3,937,500 (as represented by the value of the target number of shares of common stock underlying the award on the date of grant) with a maximum performance vesting rate of 200% of target; (iv) a restricted stock unit grant to be made shortly after the Effective Date that will vest annually over three years, subject to continued service, and with a value of $3,937,500 (as represented by the value of the common stock underlying the award on the date of grant); (v) a one-time initial grant of restricted stock units to be made shortly after the Effective Date that will vest annually over three years, subject to continued service, and with a value of $3,000,000 (as represented by the value of the common stock underlying the award on the date of grant); and (vi) a one-time cash award of $1,000,000, 50% of which is payable following the Effective Date, with the remainder payable on the first anniversary thereof, subject to continued service, subject further to a pro-rata repayment obligation in the event of Ms. Myers' resignation or termination for cause within the first twelve months of employment.

As an executive officer of HPE, Ms. Myers will also be a participant in HPE's Severance and Long-Term Incentive Change in Control Plan for Executive Officers (the “SPEO”), which is intended to protect the Company and its stockholders and provide a level of transition assistance in the event of an involuntary termination of employment. Under the SPEO, participants who incur an involuntary termination, not for cause, and who execute a full release of claims following such termination, which release has not been revoked or attempted to be revoked, are eligible to receive severance benefits in an amount determined as a multiple of the sum of base salary and the average of the actual annual incentives paid for the preceding three years. In all cases, the SPEO cash benefit will not exceed 2.99 times the sum of the executive’s base salary plus target annual incentive as in effect immediately prior to the termination of employment. In addition to the cash benefit, the participants in the SPEO are eligible to receive (1) a pro rata annual incentive award for the year of termination based on actual performance results, (2) pro rata vesting of unvested equity awards if any applicable performance conditions have been satisfied, and (3) a lump-

sum health-benefit stipend in an amount equal to 18 months’ COBRA premiums for continued group medical coverage for the executive and his or her eligible dependents, to the extent those premiums exceed 18 times the monthly premiums for active employees in the same plan with the same level of coverage as of the date of termination.

The foregoing summary of the SPEO is qualified in its entirety by the full text of the SPEO, which was filed as Exhibits 10.5 and 10.21 to the Company's latest Quarterly Report on Form 10-Q for the quarterly period ended July 31, 2023, and is incorporated herein by reference.

A copy of the press release announcing Ms. Myers' appointment is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-looking statements
This Form 8-K and the press release furnished herewith contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks, uncertainties, and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, the results of Hewlett Packard Enterprise Company and its consolidated subsidiaries may differ materially from those expressed or implied by such forward-looking statements and assumptions. The words “believe,” “expect,” “anticipate,” “guidance,” “intend,” “will,” "may," and similar expressions are intended to identify such forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including but not limited to any projections of executive performance, financial performance, plans, strategies and objectives of management for future operations or performance. Risks, uncertainties and assumptions include those that are described in HPE’s Annual Report on Form 10-K for the fiscal year ended October 31, 2022, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and that are otherwise described or updated from time to time in Hewlett Packard Enterprise’s Securities and Exchange Commission reports. Hewlett Packard Enterprise assumes no obligation and does not intend to update these forward-looking statements, except as required by applicable law.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
99.1	Hewlett Packard Enterprise Company Press Release, dated December 15, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT PACKARD ENTERPRISE COMPANY

DATE: December 15, 2023	By:	/s/ Rishi Varma
	Name:	Rishi Varma
	Title:	Senior Vice President, General Counsel and Corporate Secretary